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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 7, 2003


                                  PFSWEB, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            DELAWARE                      000-28275                        75-2837058
(STATE OR OTHER JURISDICTION OF        (COMMISSION FILE         (I.R.S. EMPLOYER IDENTIFICATION
        INCORPORATION)                      NUMBER)                         NUMBER)


                  500 NORTH CENTRAL EXPRESSWAY, PLANO, TX 75074
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (972) 881-2900

                                      NONE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5. OTHER EVENTS.

         On November 7, 2003, PFSweb, Inc. ("PFS"), entered into a Securities Purchase Agreement (the "Agreement") with certain institutional investors in a private placement transaction pursuant to which PFS issued and sold an aggregate of 1,581,944 shares of its common stock, par value $.001 per share (the "Common Stock"), at $2.16 per share, resulting in gross proceeds of $3.4 million. After deducting expenses, the net proceeds are approximately $3.2 million. In addition to the Common Stock, the investors received one-year warrants to purchase an aggregate 525,692 shares of Common Stock at an exercise price of $3.25 per share and four-year warrants to purchase an aggregate of 395,486 shares of Common Stock at an exercise price of $3.30 per share (collectively with the one year warrants, the "Warrants").

   PFS intends to use the net proceeds from the private placement for general working capital purposes and to support targeted growth.

   The securities issued in the private placement have not been registered under the Securities Act of 1933 or any state securities laws and unless so registered may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933 and applicable state securities laws. PFS has agreed to file a registration statement within 30 days for the resale of the shares of the Common Stock, including all shares of Common Stock underlying the Warrants, and to use its reasonable efforts to have the registration statement declared effective by the SEC within 90 days of the closing. PFS will be required to pay a monthly penalty to the investors equal to 1% of the aggregate proceeds paid by the investors to PFS, pro rated for each day after the 90th day that the registration statement has not been declared effective, and under certain other circumstances described in the Agreement.

   This summary description of the private placement transaction does not purport to be complete and is qualified in its entirety by reference to the form of the Agreement and the other documents and instruments that are filed as Exhibits hereto.

   The press release issued by PFS on November 10, 2003, relating to the transaction is filed herewith as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

10.1 Securities Purchase Agreement dated as of November 7, 2003 between PFSweb, Inc. and the Purchasers named therein.
10.2 Form of One Year Warrant dated as of November 7, 2003 issued to each of the Purchasers pursuant to the Securities Purchase Agreement.
10.3 Form of Four Year Warrant dated as of November 7, 2003 issued to each of the Purchasers pursuant to the Securities Purchase Agreement.
99.1       Press release issued November 10, 2003.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PFSWEB, INC.



Dated: November 10, 2003             By: /s/ Thomas J. Madden
                                         ---------------------------------
                                         Thomas J. Madden
                                         Executive Vice President, Chief
                                         Financial and Accounting Officer







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                                INDEX TO EXHIBITS

10.1 Securities Purchase Agreement dated as of November 7, 2003 between PFSweb, Inc. and the Purchasers named therein.
10.2 Form of One Year Warrant dated as of November 7, 2003 issued to each of the Purchasers pursuant to the Securities Purchase Agreement.
10.3 Form of Four Year Warrant dated as of November 7, 2003 issued to each of the Purchasers pursuant to the Securities Purchase Agreement.
99.1       Press release issued November 10, 2003.





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